JPMORGAN INSURANCE TRUST
JPMorgan Insurance Trust Core Bond Portfolio
(the “Portfolio”)
(All Share Classes)
Supplement dated July 1, 2022
to the Summary Prospectuses and Prospectuses dated May 1, 2022
Effective immediately, the last paragraph of the “Risk/Return Summary — What are the Portfolio’s main investment strategies?” section of the Portfolio’s Prospectuses and Summary Prospectuses is hereby deleted in its entirety and replaced with the following:
The adviser buys and sells securities and investments for the Portfolio based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions and the structure of the transaction. As part of its security selection process, the adviser seeks to assess the impact of environmental, social and governance factors on certain issuers in the universe in which the Portfolio may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to identify financially material issues on the Portfolio’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
In addition, effective immediately, the fourth paragraph of the “More About the Portfolio — ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES” section of the Portfolio’s Prospectuses is hereby deleted in its entirety and replaced with the following:
The adviser buys and sells securities and investments for the Portfolio based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions and the structure of the transaction. The adviser also integrates financially material environmental, social and governance (“ESG”) factors as part of the Portfolio’s investment process (“ESG Integration”). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its security selection process, the adviser seeks to assess the impact of environmental, social and governance factors on certain issuers in the universe in which the Portfolio may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to identify financially material issues on the Portfolio’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP‑JPMITCB‑ESG‑722